TERM NOTE

$1,200,000.00                                              Lake Forest, Illinois
                                                                January 31, 2000

         FOR VALUE RECEIVED, Edward J. Wehmer and Dorothy M. Wehmer (hereinafter referred to as "Borrowers"), hereby promise to pay to the order of Wintrust Financial Corporation, an Illinois banking company, (hereinafter referred to as "Lender") or its successors and assigns ("Holder"), the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) ("Loan"), at the place and in the manner hereinafter provided, together with interest thereon at the rate described below.

         Unless otherwise accelerated as provided herein, the principal balance of the Note shall be due and payable on January 31, 2005 (the "Maturity Date"). The principal balance of the Note shall bear interest prior to the Maturity Date at an annual rate of 7%, compounded annually. Interest not paid on or before each anniversary date of the date of this Note occurring prior to the Maturity Date shall be added to the outstanding principal balance of the Note. All accrued but unpaid interest shall be due and payable on the Maturity Date. The principal balance outstanding and all unpaid but accrued interest after the Maturity Date shall bear interest at an annual rate of 8% per annum compounded annually.

         This Note is secured by a pledge of 100,000 shares of the stock of Wintrust Financial Corporation owned by Dorothy M. Wehmer. During the existence of any default or delinquency under the terms of this Note or under the terms of any instrument executed or to be executed as security for the payment hereof including the Stock Pledge Agreement dated January 31, 2000 (the "Pledge Agreement") between the Borrowers and the Lender, Lender or any Holder, is expressly authorized to apply all payments made on this Note to the payment of such part of any delinquency as it may elect.

         The following shall constitute events of default:

         (a) Dorothy M. Wehmer breaches or is in breach of any representation, warranty or covenant contained in the Pledge Agreement and such breach is not cured within 45 days after written notice from the Holder.

         (b) Edward J. Wehmer terminates or is terminated from the employ of Lender for any reason and has failed to pay all outstanding principal and accrued interest within 90 days of the date of such termination.

         (c) Dorothy M. Wehmer sells or attempts to sell all or any portion of the Pledged Stock, or such Pledged Stock is subject to any involuntary sale initiated by a creditor of either Borrower.

         Upon the  occurrence  of an event by default,  the Lender or the Holder
may  declare  the  principal   balance  and  all  accrued  but  unpaid  interest
immediately due and payable, in which case the declaration date shall be the Maturity Date.

         The Borrowers may from time to time prepay the principal sum due under this Note and any accrued and unpaid interest in whole or in part, without penalty; provided, however, that such prepayment shall first be applied against accrued interest and thereafter against said principal sum.

         Borrowers represent and warrant that this Note is being incurred primarily for a business purpose and does not consist of or involve any credit offered or extended to a consumer primarily for personal, family or household purposes.

         Borrowers and all endorsers, guarantors and all persons liable or to become liable under this Note hereby waive presentment, demand, protest, notice of protest and notice of any other kind in connection with this Note.

         All payments of principal and interest on this Note shall be payable at the offices of Lender in Lake Forest, Illinois, or at such other place or address as Lender or Holder may designate in writing. If this Note is placed in the hands of an attorney at law for collection by reason of default on the part of Borrowers, Borrowers hereby agree to pay to Lender or Holder in addition to the sums stated above, the costs of collection, including attorney's fees and expenses.

         The obligations of the Borrowers on this Note shall be joint and several.

         This Note may not be changed, amended or modified orally.

         This Note shall be construed in accordance with and governed by the internal laws of the State of Illinois (without giving effect to Illinois choice of law principles).

         The rights and remedies of the Lender and Holder hereunder are cumulative and not exclusive of any rights or remedies which the Lender and Holder would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Lender or Holder of any breach or default hereunder or any such waiver of any provision or breach or default hereunder or any such waiver of any provision or condition of this Note must be in writing and shall be effective only to the extent specifically set forth in such writing. No notice to or demand to Borrowers in any case shall entitle it to any other or further notice or demand in other similar circumstances.


                                               /s/ Edward J. Wehmer
                                               ---------------------------------
                                               Edward J. Wehmer

                                               /s/ Dorothy M. Wehmer
                                               ---------------------------------
                                               Dorothy M. Wehmer

                             STOCK PLEDGE AGREEMENT
                             ----------------------

         This STOCK PLEDGE AGREEMENT ("Agreement") is made and entered into as of the 31st day of January, 2000 by and between DOROTHY M. WEHMER ("Pledgor") and WINTRUST FINANCIAL CORPORATION, an Illinois banking company ("Pledgee").

                              PRELIMINARY STATEMENT
                              ---------------------


         A. Pledgor owns 100,000 shares of common stock of Wintrust Financial Corporation, (the "Securities").

         B. Pledgor is co-borrower on a loan made to Pledgee and her husband, EDWARD J. WEHMER, in the amount of $1,200,000.00, which amount is evidenced by that certain Term Note dated January 31, 2000 (the "Note").

         C. The Pledgor has agreed to pledge the Securities as required hereunder.

         D. To facilitate and perfect the Pledge, the Securities shall be deposited with Pledgee and Pledgee shall hold the Securities subject to the terms hereof.

         NOW, THEREFORE, in consideration of the premises set forth herein, it is hereby agreed as follows:

         1. Collateral.  The term "Collateral" shall mean the Securities and all
            ----------
dividends, distributions and other amounts or additional securities to which Pledgor (with or without additional consideration) is or becomes entitled by virtue of its ownership of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, and the proceeds thereof.

         2. Deposit of Collateral.  To secure  payment of Pledgor's  obligations
            ---------------------
under the Note, Pledgor hereby pledges and deposits the Securities with Pledgee and hereby grants to Pledgee a valid and perfected first lien on and security interest in the Securities and other items of the Collateral.

         3. Representations, Warranties and Covenants. Pledgor hereby represents
            -----------------------------------------
and warrants to Pledgee that as to the Collateral deposited by such Pledgor with Pledgee on the date hereof, (i) Pledgor is the legal and beneficial owner of such Collateral; (ii) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of Pledgor (iii) the pledge of Collateral pursuant to the terms of this Pledge Agreement, together with delivery thereof, creates a valid and perfected first lien on and security interest in such Collateral in favor of Pledgee; (iv) the assignments separate from certificate attached to the certificates representing such Collateral have been duly executed and delivered by such Pledgor to Pledgee; (v) none of such Collateral is subject to any lien; except for the perfected first security interest granted to

Pledgee hereby and, so long as any portion of the Note remains unpaid, Pledgor will not create or permit to exist any other lien or security interest upon or with respect to such Collateral without the consent of Pledgee, (vi) Pledgor will not sell, transfer, convey, assign, or otherwise divest its interests in such Collateral, or any part thereof, to any other person.

         4.       Stock Splits, Stock Dividends, Etc.
                  -----------------------------------

                  4.1 Pledgor agrees that if by virtue of Pledgor's ownership of the Collateral, Pledgor becomes entitled to other or additional securities as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion or otherwise, such Pledgor shall:

                           4.1.1 Cause the issuer of such additional  securities
                  to deliver to Pledgee the certificates evidencing Pledgor's ownership thereof and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Pledgee;

                           4.1.2 Deliver to Pledgee an assignment  separate from
                  certificates with respect to such securities, executed in blank by Pledgor;

                           4.1.3  Deliver  to Pledgee  such other  certificates,
                  forms  and  other   instruments  as  Pledgee  may  request  in
                  connection with such pledge.

                  4.2 Pledgor agrees that such additional securities shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the securities pledged hereby to Pledgee on the date hereof.

         5.  Voting  Power.  Unless  and until an event of  default  shall  have
             -------------
occurred and shall not have been cured within ninety (90) days after notice, Pledgor shall be entitled to exercise all voting powers in all corporate matters pertaining to the Collateral for any purpose not inconsistent with, or in violation of, the provisions of the Note.

         6.       Default and Remedies.
                  --------------------

                  6.1.1    Declare all  principal  and interest  then due on the
                           Note immediately due and payable, subject to any cure and notice provisions required by law, without notice.

                  6.1.2 Collect all Collateral not then in Pledgee's possession, and at Pledgee's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Note.

                  6.1.3 Sell the Collateral, at Pledgee's direction, in whole or in portions thereof, at any private sale or on the public market upon which such Collateral if regularly traded. Pledgee agrees to give Pledgor at least ten days prior written notice of any proposed private sale or auction of the Collateral and three business days advance notice of any sale on the public market unless Pledgee, in its sole discretion, reasonably believes that value of such Collateral would be likely to decline if such notice was given. The notice requirement will be satisfied if Pledgee mails such notice to Pledgor by first class mail to the last address given by Pledgor to Pledgee.

                  6.1.4 Pledgee shall be entitled to exercise all voting powers pertaining to the Collateral.

With respect to the actions described in each of subsections 6.1.3 and 6.1.4 above, Pledgor hereby irrevocably constitutes and appoints Pledgee his proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.

                  6.2 At any sale made pursuant to Section 6.1 above, Pledgee may bid for and purchase, any part or all of the Collateral that is offered for sale.

                  6.3 Pledgee shall apply the proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Agreement:

         First,  to reimburse  Pledgee for its expenses in  connection  with the
         -----
collection and sale of the Collateral and legal proceedings in suing on the Note, including reasonable attorneys fees, court costs of securities registration, brokers commissions and other costs of sale;

         Second,  to the payment of all  principal and interest due on the Note;
         ------
and

         Third, any excess funds to the Pledgor. The Pledgor remains jointly and
         -----
severally liable with her co-borrower for any deficiency on the Note.

                  6.4 Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

                  6.5 Any sale of all or any portion of the Collateral pursuant to Section 6.1 above shall operate to divest all right, title and interest of the Pledgor to the Collateral which is the subject of any such sale.

         7. Pledgee's  Obligations,  Custodial  Agreement,  Performance  Rights,
            --------------------------------------------------------------------
Pledge Does Not Make  Pledgee  Shareholder.  Pledgee  shall not have any duty to
------------------------------------------
protect,  preserve or enforce

rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral, or (C) making any capital contributions or other payments on behalf of Pledgor with respect to the Collateral.

         8.       Termination  of  Pledge   Agreement.   Upon  the  payment  and
                  -----------------------------------
performance in full of all of the Obligations and the Pledgee shall deliver to the Pledgor the Collateral in its possession and this Pledge Agreement thereupon shall be terminated.

         9.       Miscellaneous.
                  -------------

         9.1 Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Pledgee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Pledgee's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

         9.2 Any modification or waiver of any provision of this Agreement, or any consent to any departure by Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

         9.3 Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Agreement, Pledgor shall, upon the request of Pledgee and at the expense of Pledgor, promptly execute and deliver such further documents and do such further acts and things as Pledgee may request in order to effect fully the purposes of this Agreement and to subject to the security interest created hereby any property intended by the provisions hereof to be covered hereby.

         9.4 Pledgor agrees that it will warrant, preserve, maintain and defend, at his own expense, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all persons whomsoever.

         9.5 All notices and communications under this Agreement shall be in writing and shall be (i) delivered in person, (ii) sent by telecopy or telegraph, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

                  If to Pledgor:

                                            Dorothy M. Wehmer
                                            454 Buena Road
                                            Lake Forest, Illinois  60045

                  If to Pledgee:

                                            Wintrust Financial Corporation
                                            727 North Bank Lane
                                            Lake Forest, Illinois  60045
                                            Attn: David Dykstra

provided, however, that any party may change its respective address for purposes of receipt of any such communication by giving 10 days prior written notice of such change to the other parties hereto in the manner provided above. All notices sent pursuant to the terms of this Section 9.5 shall be deemed received
(i) if sent by telecopy or telegraph, on the day sent if a business day, or if such day is not a business day, then on the next business day, (ii) if sent by overnight, express carrier, on the next business day immediately following the day sent, or (iii) if sent by registered or certified mail, on the third business day following the day sent.

         9.6 In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         9.7 This  Agreement  shall inure to the benefit of the  successors  and
assigns  of   Pledgee   and  shall  be   binding   upon  the  heirs,   legatees,
administrators, legal representatives, successors and assigns of Pledgor.

         9.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

         9.10 This Agreement shall be governed by the laws and decisions of the State of Illinois.

        IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.


                                             Pledgor

                                             /s/ Dorothy M. Wehmer
                                             ---------------------------------
                                             Dorothy M. Wehmer



         Accepted By:                        Pledgee

                                             WINTRUST FINANCIAL CORPORATION



                                             By /s/ David A. Dykstra
                                               ---------------------------------

                                             Its Executive Vice President
                                                --------------------------------